UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 5, 2007


                            The J. M. Smucker Company
               (Exact Name of Registrant as Specified in Charter)



          Ohio                           1-5111                  34-0538550
----------------------------          ------------        ----------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

          One Strawberry Lane
             Orrville, Ohio                             44667-0280
----------------------------------------               ------------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (330) 682-3000
                                                    -------------------


                                 Not Applicable
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      On December 5, 2007, The J. M. Smucker Company (the "Company") issued a press release announcing that it had entered into a Rule 10b5-1 trading plan with a broker to facilitate the repurchase of up to one million five hundred thousand of its common shares under its previously announced share repurchase authorization. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Item 7.01, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

          Exhibit             Exhibit
           Number             Description
           ------             -----------

            99.1              Press Release, dated December 5, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE J. M. SMUCKER COMPANY



                                     By: /s/ Mark R. Belgya
                                        ----------------------------------
                                        Mark R. Belgya
                                        Vice President, Chief Financial Officer,
                                        and Treasurer


Date:  December 5, 2007

EXHIBIT INDEX

          Exhibit             Exhibit
           Number             Description
           ------             -----------

            99.1              Press Release, dated December 5, 2007